Exhibit 10.8

Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K.

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 27, 2023, relating to the Credit Agreement referred to below, is made by and among PROFRAC HOLDINGS II, LLC, a Delaware limited liability company (the “Borrower”), PROFRAC HOLDINGS, LLC, a Delaware limited liability company, (“Holdings”), each of the other Released Obligors (as defined below), the Guarantors party hereto (such Guarantors, excluding for the avoidance of doubt, the Released Obligors, are hereinafter referred to as the “Continuing Guarantors” and, the Continuing Guarantors, together with the Borrower and Holdings, the “Obligors” and, the Obligors, together with the Released Obligors, the “ProFrac Parties”), each of the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as the Agent and the Collateral Agent for the Lenders.

RECITALS

WHEREAS, the Borrower, Holdings, the other obligors from time to time party thereto, the Lenders, the Letter of Credit Issuers, the Swingline Lender, the Agent and the Collateral Agent are parties to that certain Credit Agreement dated as of March 4, 2022 (as amended by that certain First Amendment to Credit Agreement dated as of July 25, 2022, that certain Second Amendment to Credit Agreement dated as of November 1, 2022, that certain Third Amendment to Credit Agreement dated as of December 30, 2022, that certain Fourth Amendment to Credit Agreement dated as of February 23, 2023, that certain Fifth Amendment to Credit Agreement dated as of April 14, 2023, and that certain Sixth Amendment to Credit Agreement dated as of September 29, 2023, and as further amended, supplemented, waived or otherwise modified from time to time immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement” and, as amended by this Amendment, and as further amended, restated, supplemented or otherwise modified from time to time after the effectiveness of this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower, Holdings, the other obligors from time to time party thereto, the lenders from time to time party thereto (the “Existing Term Lenders”) and Piper Sandler Finance LLC, as administrative agent and collateral agent for the Existing Term Lenders, are parties to that certain Term Loan Credit Agreement dated as of March 4, 2022 (as amended by that certain First Amendment to Term Loan Credit Agreement dated as of July 25, 2022, that certain Second Amendment, Consent and Limited Waiver to Term Loan Credit Agreement dated as of November 1, 2022, that certain Third Amendment, Consent and Limited Waiver to Term Loan Credit Agreement dated as of December 30, 2022, that certain Fourth Amendment to Term Loan Credit Agreement dated as of February 1, 2023, and that certain Fifth Amendment to Term Loan Credit Agreement dated as of February 23, 2023, and as further amended, restated, amended and restated, extended, supplemented, waived or otherwise modified from time to time immediately prior to the date hereof, the “Existing Term Loan Credit Agreement”);

WHEREAS, the Borrower has advised the Agent and the Lenders that it desires to refinance in full the Debt incurred under the Existing Term Loan Credit Agreement with the proceeds from (i) certain senior secured notes in the aggregate principal amount of not less than $475,000,000 issued pursuant to the terms of that certain Indenture dated as the Seventh Amendment Effective Date, among (a) the Borrower, as the “Company”, (b) Holdings and the Continuing Guarantors, as “Guarantors” and (c) U.S. Bank Trust Company, National Association,

as collateral agent (in such capacity, the “Indenture Agent”) (as in effect on the date hereof, the “Services Indenture”; and the Debt incurred thereunder, the “Services Indenture Debt”) and (ii) a senior secured first lien term loan in an aggregate principal amount of not less than $365,000,000 issued pursuant to the terms of that certain Term Loan Credit Agreement dated as of the Seventh Amendment Effective Date, among (a) PF Proppant Holding, LLC, a Texas limited liability company, as “Borrower” (“Proppant Holdings”), (b) Alpine Holding II, LLC, a Delaware limited liability company and certain Subsidiaries of Proppant Holdings (including the Released Obligors), as “Guarantors”, (c) the lenders from time to time party thereto (the “Alpine Term Lenders”) and (d) CLMG Corp., as agent and collateral agent for the Alpine Term Lenders (in such capacity, the “Alpine Term Loan Agent”) (as in effect on the date hereof, the “Alpine Term Loan Credit Agreement”; the Debt incurred thereunder, the “Alpine Term Loan Debt” and, together with the Services Indenture Debt, the “Refinancing Debt”; and the refinancing in full of the Debt under the Existing Term Loan Credit Agreement with the Refinancing Debt, the “Refinancing”);

WHEREAS, in connection with the proposed Refinancing, the Borrower desires to designate each of Alpine Silica, LLC, Alpine Monahans, LLC, Alpine Monahans II, LLC, Monarch Silica, LLC, Performance Proppants, LLC, Red River Land Holdings, LLC, Performance Royalty, LLC, Performance Proppants International, LLC, Sunny Point Aggregates, LLC, Alpine Holding, LLC, Alpine Holding II, LLC, PF Proppant Holding, LLC and Alpine Real Estate Holdings, LLC (collectively, the “Released Obligors” and each, a “Released Obligor”) as “Unrestricted Subsidiaries” for all purposes under the Credit Agreement and the other Loan Documents (such designations, the “Specified Unrestricted Subsidiary Designation”); and

WHEREAS, the Borrower and the other ProFrac Parties have requested that the Lenders party hereto and the Agent hereby agree to (a) the Specified Unrestricted Subsidiary Designation, (b) release the Released Obligors from their respective obligations under the Existing Credit Agreement and other Loan Documents (as defined in the Existing Credit Agreement) in connection with the Refinancing, (c) permit the Borrower to incur Debt pursuant to the Services Indenture, (d) reduce the Maximum Revolver Amount to $325,000,000 and (e) amend the Existing Credit Agreement as further provided for herein, in each case, subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby covenant and agree as follows:

SECTION 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Amendment refer to the Credit Agreement.

SECTION 2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Existing Credit Agreement shall be amended effective as of the Seventh Amendment Effective Date in the manner provided in this Section 2.

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(a) Amendments to the Existing Credit Agreement. The Existing Credit Agreement (other than the signature pages, Annexes, Exhibits and the Schedules thereto) is hereby amended to (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) and (ii) add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text or double-underlined text) as set forth in the marked pages of the Credit Agreement attached as Exhibit A hereto.

(b) Addition of Schedules or Replacement of Schedules to the Existing Credit Agreement.

(i) Replacement of Schedule 1.1 to the Existing Credit Agreement. The Maximum Revolver Amount is hereby decreased ratably among the Lenders from $400,000,000 to $325,000,000 and Schedule 1.1 of the Existing Credit Agreement is hereby replaced in its entirety with Schedule 1.1 attached hereto. Schedule 1.1 attached hereto shall be deemed to be attached as Schedule 1.1 to the Credit Agreement as of the Seventh Amendment Effective Date.

(ii) Replacement of Other Schedules to the Existing Credit Agreement. Each Schedule to the Existing Credit Agreement (other than Schedule 1.1 (which is amended pursuant to clause (i) above) and Schedule 1.1(a), Schedule 1.1(c), Schedule 1.1(d), Schedule 1.5, Schedule 6.4, Schedule 8.11, Schedule 8.12, Schedule 8.14, Schedule 8.15, Schedule 8.16, Schedule 8.17, Schedule 8.27 and Schedule 9.1 thereof) is hereby replaced in its respective entirety with such corresponding Schedule attached hereto and such Schedule shall be deemed to be attached as such Schedule to the Credit Agreement as of the Seventh Amendment Effective Date.

(iii) New Schedule 1.6 to the Credit Agreement. Schedule 1.6 attached hereto as Schedule 1.6 shall be deemed to be attached as Schedule 1.6 to the Credit Agreement.

(iii) Deletion of Exhibit L to the Credit Agreement. Exhibit L to the Existing Credit Agreement is hereby deleted in its entirety and such references to Exhibit L contained in the Credit Agreement shall be marked as “[Reserved]”.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the first date when, and only when, each of the conditions set forth below shall have been satisfied or waived in accordance with the terms herein (such date, the “Seventh Amendment Effective Date”):

(a) the Agent shall have received duly executed counterparts of this Amendment by the Borrower, Holdings, the Released Obligors, the Continuing Guarantors and the Required Lenders;

(b) the Agent shall have received all fees and amounts due and payable on or prior to the Seventh Amendment Effective Date to the extent invoiced at least two (2) Business Days prior to the Seventh Amendment Effective Date, including reimbursement or payment of all reasonable and documented or invoiced out-of-pocket costs and expenses associated with this Amendment, with such costs and expenses to be limited to the Attorney Costs;

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(c) the Agent shall have received (i) for the account of each Lender that has provided an executed counterpart to this Amendment, a consent fee in an amount equal to 0.50% of the aggregate amount of each such Lender’s Revolving Credit Commitment in effect immediately after giving effect to this Amendment which fees shall be deemed due and payable upon the Seventh Amendment Effective Date and (ii) such other fees as set forth in that certain letter agreement dated as of December 7, 2023, between Agent and the Borrower;

(d) the Agent shall have received a Borrowing Base Certificate executed by the Borrower which calculates the pro forma Borrowing Base as of December 15, 2023, after giving effect to the transactions contemplated hereby, along with customary supporting documentation requested by the Agent consistent with the documentation required pursuant to Section 6.4 of the Credit Agreement;

(e) the Agent shall have received a certificate of a Responsible Officer of the Borrower, dated as of the Seventh Amendment Effective Date, in form and substance reasonably satisfactory to the Agent, certifying that (i) the representations and warranties set forth in this Amendment and any other Loan Document shall be true and correct in all material respects (and any representation and warranty that is qualified as to materiality or Material Adverse Effect shall be true and correct in all respects) after giving effect to this Amendment, the Refinancing, the Specified Unrestricted Subsidiary Designation and the other transactions to be consummated on the Seventh Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and any representation and warranty that is qualified as to materiality or Material Adverse Effect shall be true and correct in all respects) as of such earlier date, (ii) no Default or Event of Default shall have occurred and be continuing before or immediately after giving effect to this Amendment, the Refinancing, the Specified Unrestricted Subsidiary Designation and the other transactions contemplated herein to be consummated on the Seventh Amendment Effective Date, (iii) no Default or Event of Default (in each case, as defined under the Services Indenture) shall have occurred and be continuing before or immediately after giving effect to this Amendment, the Refinancing, the Specified Unrestricted Subsidiary Designation and the other transactions contemplated herein to be consummated on the Seventh Amendment Effective Date and (iv) attached to such certificate is a true, correct and complete copy of (A) the Services Indenture, together with all schedules, exhibits and annexes thereto, the Note Purchase Agreement (as defined in the Services Indenture) and all security agreements, guarantees, and pledge agreements executed in connection therewith and (B) the Supply ProFrac Agreement, in each case, in form and substance reasonably satisfactory to the Agent and dated as of the Seventh Amendment Effective Date;

(f) substantially concurrently with the effectiveness of this Amendment, each of the conditions set forth in Section 4 of the Note Purchase Agreement referred to in the Services Indenture shall have been satisfied or waived and 100% of the fundings under the Services Indenture and Note Purchase Agreement shall have occurred;

(g) the Agent and Lenders shall have received a true, correct and complete copy of the Alpine Term Loan Credit Agreement, together with all schedules, exhibits and annexes thereto, and all security agreements, guarantees, and pledge agreements executed in connection therewith, in each case, dated as of the Seventh Amendment Effective Date;

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(h) substantially concurrently with the effectiveness of this Amendment, each of the conditions set forth in Section 9.1 of the Alpine Term Loan Credit Agreement shall have been satisfied or waived and 100% of the fundings under the Alpine Term Loan Credit Agreement shall have occurred;

(i) the Agent shall have received a certificate of a Responsible Officer of the Parent, dated as of the Seventh Amendment Effective Date, in form and substance reasonably satisfactory to the Agent, certifying: (i) that attached to such certificate is a true and complete copy of the certificate of incorporation or other organizational document of the Parent, as in full force and effect on the Seventh Amendment Effective Date, (ii) that attached to such certificate is a true and complete copy of resolutions duly adopted by the board of directors of the Parent authorizing the transactions contemplated by this Amendment and the execution, delivery and performance of the Parent Guarantee to be executed on the Seventh Amendment Effective Date and (iii) as to the incumbency and specimen signature of each officer and/or authorized signatory of Parent executing the Parent Guarantee on the Seventh Amendment Effective Date;

(j) the Agent shall have received a certificate with respect to the existence, qualification and good standing of the Parent from the state of Delaware, dated as of a recent date prior to the Seventh Amendment Effective Date;

(k) the Agent shall have received (i) a duly executed payoff letter dated on or prior to the Seventh Amendment Effective Date with respect to the Term Loan Documents (as defined in the Existing Credit Agreement) that is reasonably satisfactory to the Agent and (ii) evidence reasonably satisfactory to the Agent (including UCC-3 financing statement terminations and any other release instrument) evidencing that the Debt evidenced by the Term Loan Documents will be paid in full and terminated and the Liens securing the obligations thereunder will be released substantially contemporaneously with the effectiveness of this Amendment and the incurrence of the Refinancing Debt;

(l) the Agent shall have received (i) a duly executed payoff letter dated on or prior to the Seventh Amendment Effective Date with respect to the Debt evidenced by the First Financial Loan Documents (as defined in the Existing Credit Agreement) that is reasonably satisfactory to the Agent and (ii) evidence reasonably satisfactory to the Agent (including UCC-3 financing statement terminations and any other release instrument) evidencing that the Debt evidenced by the First Financial Loan Documents will be paid in full and terminated and the Liens securing the obligations thereunder will be released substantially contemporaneously with the effectiveness of this Amendment and the incurrence of the Refinancing Debt;

(m) the Agent shall have received (i) a duly executed payoff letter dated on or prior to the Seventh Amendment Effective Date with respect to the REV Energy Seller Financing Debt (as defined in the Existing Credit Agreement) that is reasonably satisfactory to the Agent and (ii) evidence reasonably satisfactory to the Agent (including UCC-3 financing statement terminations and any other release instrument) evidencing that the Debt evidenced by the REV Seller Financing Debt Documents will be paid in full and terminated and the Liens securing the obligations thereunder will be released substantially contemporaneously with the effectiveness of this Amendment and the incurrence of the Refinancing Debt;

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(n) the Agent shall have received evidence reasonably satisfactory to it that the Indenture Agent will receive, promptly following the consummation of the Refinancing, the original stock certificates representing the pledged Stock constituting Collateral (to the extent such Stock is certificated and required to be delivered on the Seventh Amendment Effective Date under the Services Indenture of the Borrower and its Restricted Subsidiaries and Alpine Holdings), together with customary blank stock or unit transfer powers and irrevocable powers duly executed in blank;

(o) the Agent shall have received a Parent Guarantee in form and substance reasonably satisfactory to the Collateral Agent, duly executed and delivered by the Parent;

(p) the Agent shall have received (i) projections of balance sheets, income statements and cash flows prepared by management of Holdings and its Subsidiaries presented on a monthly basis for the first year following the Seventh Amendment Effective Date and (ii) a pro forma balance sheet of Holdings and its Restricted Subsidiaries prepared as of the Seventh Amendment Effective Date after giving effect to the transactions contemplated hereby;

(q) the Agent shall have received an opinion from Brown Rudnick LLP, as counsel to the Parent, an opinion, in form and substance reasonably satisfactory to the Agent, addressed to the Agent and the Lenders as of the Seventh Amendment Effective Date;

(r) the Agent shall have received duly executed Notes (or any amendment or restatement thereof, as the case may be) payable to each Lender requesting a Note (or any amendment or restatement thereof, as the case may be), to the extent requested by any applicable Lender at least three (3) Business Days prior to the Seventh Amendment Effective Date in a principal amount equal to its Revolving Credit Commitment (as amended hereby) dated as of the Seventh Amendment Effective Date;

(s) a certificate of the chief financial officer of Holdings, in substantially the form of Exhibit G to the Existing Credit Agreement, certifying that, after giving effect to this Amendment, the Refinancing and the other transactions contemplated herein to close on the Seventh Amendment Effective Date, Holdings and its Subsidiaries are, on a consolidated basis, are Solvent;

(t) the Agent shall have received a copy of an executed Intercreditor Agreement dated as of the Seventh Amendment Effective Date by and among the Agent, the Indenture Agent, and the Obligors, in form and substance reasonably satisfactory to the Agent and the Required Lenders (the “Intercreditor Agreement”);

(u) the Agent shall have received an execution copy of the Monarch Seller Note (as defined in the Alpine Term Loan Credit Agreement), reflecting, among other things, that the Borrower has no further obligations under the Monarch Acquisition Seller Financing Debt Agreement as of the Seventh Amendment Effective Date;

(v) after giving effect this Amendment, the Refinancing, the Specified Unrestricted Subsidiary Designation and the Borrowings and the issuance of any Letters of Credit on the Seventh Amendment Effective Date, Availability on the Seventh Amendment Effective Date shall be, and for each date during the five (5) calendar day period prior to such date would have been, not be less than $35,000,000 and the Agent shall have received a certificate of a Responsible Officer of the Borrower certifying as to the foregoing;

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(w) the Agent shall have received a copy of an executed Collateral Agency Agreement, dated as of the Seventh Amendment Effective Date, by and among Corporation Service Company, the Indenture Agent, the Agent and the Borrower in form and substance reasonably satisfactory to the Agent; and

(x) the Agent shall have received such other documents as the Agent or counsel to the Agent has reasonably requested at least three (3) Business Days prior to the Seventh Amendment Effective Date.

By executing and delivering its signature page to this Amendment, each Lender acknowledges and agrees that the conditions precedent set forth in this Section 3 have been satisfied.

SECTION 4. Post Closing Covenant. On or prior to the date that is sixty (60) days after the Seventh Amendment Effective Date (or such later time as may be extended by the Agent in its sole discretion), the Agent shall have received copies of the (a) fully executed amendments to or restated versions of all Deposit Account Control Agreements in effect on the Seventh Amendment Effective Date and (b) fully executed versions of Deposit Account Control Agreements with respect to any other Deposit Account (other than any Excluded Account) set forth on Schedule 8.23 hereto which is not subject to a Deposit Account Control Agreement as of the Seventh Amendment Effective Date, in each case, in form and substance reasonably satisfactory to the Agent.

SECTION 5. Representations and Warranties of the Obligors. To induce the Agent and the Lenders party hereto to enter into this Amendment, each of the Borrower, Holdings and the other ProFrac Parties hereby represents and warrants to the Agent and each Lender that as of the Seventh Amendment Effective Date:

(a) Holdings and each other ProFrac Party party to this Amendment has the power and authority to execute, deliver and perform this Amendment. Holdings and each other ProFrac Party party to this Amendment have taken all necessary corporate, limited liability company or partnership, as applicable, action (including obtaining approval of its shareholders, if necessary) to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by Holdings and each other ProFrac Party party hereto and constitutes the legal, valid and binding obligations of such Person, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, winding up, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at Law) and an implied covenant of good faith and fair dealing. Holdings’ and each other ProFrac Party’s execution, delivery and performance of this Amendment does not, after giving effect to this Amendment, the Refinancing and the other transactions contemplated herein to close on the Seventh Amendment Effective Date, (i) conflict with, or constitute a violation or breach of, the terms of (A) any contract, mortgage, lease, agreement, indenture, or instrument to which such Person is a party or which is binding upon it, (B) any Requirement of

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Law applicable to such Person or (C) any Charter Documents of such Person, in each case under clauses (A), (B) and (C), in any respect that would reasonably be expected to have a Material Adverse Effect with respect to such Person or (ii) result in the imposition of any Lien (other than the Liens created by the Security Documents) upon the property of Holdings, any Obligor or any of its Restricted Subsidiaries by reason of any of the foregoing;

(b) no Default or Event of Default has occurred and is continuing or would occur, in each case, after giving effect to this Amendment, the Refinancing, the Specified Unrestricted Subsidiary Designation and the other transactions contemplated herein to close on the Seventh Amendment Effective Date;

(c) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Holdings or any of its Restricted Subsidiaries of this Amendment other than where failure to obtain, effect or make any such approval, consent, exemption, authorization, or other action, notice or filing would not reasonably be expected to have a Material Adverse Effect; and

(d) after giving effect to this Amendment, the Refinancing, the Specified Unrestricted Subsidiary Designation and the other transactions contemplated herein to close on the Seventh Amendment Effective Date, the representations and warranties of Holdings and each of its Restricted Subsidiaries contained in the Credit Agreement and each other Loan Document are true and correct in all material respects (and any representation and warranty that is qualified as to materiality or Material Adverse Effect is true and correct in all respects) on and as of the Seventh Amendment Effective Date as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date, in which case such representations and warranties were true and correct in all material respects as of such prior date.

SECTION 6. Expenses. The Borrower hereby confirms the obligations of the “Borrower” to pay all reasonable and documented or invoiced out- of-pocket costs and expenses incurred by the Agent in connection with this Amendment, in each case, pursuant to Section 14.7 of the Credit Agreement.

SECTION 7. Designation of Unrestricted Subsidiaries; Release of Released Obligors.

(a) Concurrently with giving effect to this Amendment (such time, the “Effective Time”), the parties hereto hereby agree that (i) notwithstanding the limitations and other conditions contained in Section 8.26 of the Credit Agreement (for the avoidance of doubt, satisfaction of the conditions set forth in the first sentence of Section 8.26 of the Credit Agreement shall not be required as a condition to designation of the Released Obligors as Unrestricted Subsidiaries hereunder), (A) the Lenders party hereto and Agent hereby consent to the Specified Unrestricted Subsidiary Designation and each Released Obligor is hereby designated as an “Unrestricted Subsidiary” for all purposes under the Credit Agreement and the other Loan Documents and, subject to the provisions of this Section 7(a), such Unrestricted Subsidiaries shall hereinafter be subject to the conditions contained in Section 8.26 of the Credit Agreement, (B) the designation of the Released Obligors as “Unrestricted Subsidiaries” on the Seventh Amendment Effective Date shall constitute Permitted Investments under the Credit Agreement for all purposes

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and (C) such Unrestricted Subsidiaries shall be permitted to hold intercompany Debt owed by the Restricted Subsidiaries to such Unrestricted Subsidiaries to the extent such Debt is permitted under Sections 8.12 and 8.14 of the Credit Agreement, (ii) each of the Released Obligors is hereby released as of the Seventh Amendment Effective Date from its obligations as an “Obligor”, “Grantor” or “Guarantor”, as applicable, under the Loan Documents to which it is a party to, and all Guarantees granted by the Released Obligors or arising under the Loan Documents, and all other obligations of the Released Obligors under the Loan Documents, in each case, shall be automatically and irrevocably released, discharged and terminated without need for further action by any other Person, and (iii) any Liens created pursuant to any Security Documents on the Stock in any Released Obligor (other than the Stock in Alpine Holdings) and the Liens on any property owned by any Released Obligor, in each case, are hereby automatically and irrevocably released, discharged and terminated without need for further action by any other Person.

(b) Upon the Effective Time, the Collateral Agent (i) authorizes the Borrower (and its designees) to file all Uniform Commercial Code termination statements and other release documents, including, without limitation, all filings reasonably requested by the Borrower at the United States Patent and Trademark Office and the United States Copyright Office, in each case, reasonably acceptable to the Collateral Agent, as are necessary to facilitate and effect and/or evidence the termination and release of all Liens and guarantees pursuant to this Section 7, (ii) shall deliver (x) at the Borrower’s sole cost and expense, duly executed releases of any intellectual property security agreement in proper form for recordation at the United States Patent and Trademark Office or United States Copyright Office, as applicable, and (y) duly executed Deposit Account Control Agreement terminations, or amendments thereto, with respect to each Deposit Account Control Agreement executed in favor of the Agent over any Deposit Accounts of any Released Obligor, in each case, as reasonably requested by the Released Obligors and (iii) at the Borrower’s sole cost and expense, agrees to promptly execute or cause to be executed such other instruments, and to take or cause to be taken all such action or actions, reasonably requested by the Released Obligors to facilitate and effect and/or evidence the termination and release of all Liens and guarantees pursuant to this Section 7, including, without limitation, the release or removal of the Collateral Agent’s Lien on Titled Goods of the Released Obligors.

SECTION 8. Releases. Each of the Released Obligors hereby forever releases, discharges and acquits the Agent, the Collateral Agent, the Letter of Credit Issuers, the Swingline Lender, the Lenders, their respective officers, directors, agents and employees and their respective affiliates, successors, assigns, shareholders and controlling persons, from any and all obligations to the Released Obligors (and their respective successors, assigns, affiliates, shareholders and controlling persons) (other than the obligations of the Agent, Collateral Agent and Lenders under this Seventh Amendment) and from, and hereby further waives, releases and discharges, any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), demands, debts, accounts, contracts, liabilities, damages, actions and causes of action, whether in law or in equity, of whatsoever nature and kind, whether known or unknown, whether now or hereafter existing, that any of the Released Obligors at any time had or has, or that their respective successors, assigns, affiliates, shareholders and controlling persons hereafter can or may have against the Agent, the Collateral Agent, the Letter of Credit Issuers, the Swingline Lender, the Lenders, their respective officers, directors, agents or employees and their respective affiliates, successors, assigns, shareholders and controlling persons, in each case, in connection with the Credit Agreement, the other Loan Documents and the transactions contemplated thereby, in each case, arising on or before the date hereof.

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SECTION 9. No Other Amendments or Waivers; Reaffirmation of the Obligors.

(a) Except as expressly provided herein and in the Intercreditor Agreement (i) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, (ii) the consents and agreements of the Agent and the Lenders set forth herein shall be limited strictly as written and shall not constitute a consent or agreement to any transaction not specifically described in connection with any such consent and/or agreement, and (iii) this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

(b) This Amendment shall constitute a Loan Document.

(c) Each of the Borrower, Holdings and the other Obligors hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Obligor is a party is, and the obligations of such Obligor contained in the Credit Agreement (as amended by this Amendment) or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as modified by this Amendment. For greater certainty and without limiting the foregoing, each of the Borrower, Holdings and the other Obligors hereby confirms that the existing security interests granted by such Obligor in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the Obligations as and to the extent provided in the Loan Documents.

SECTION 10. Authorization and Consent to Intercreditor Arrangements. By executing this Amendment, each Lender party hereto hereby authorizes and directs the Agent and Collateral Agent to execute and deliver the Intercreditor Agreement on the Seventh Amendment Effective Date.

SECTION 11. No Reliance, Etc. For the avoidance of doubt, and without limitation of any other provisions of the Credit Agreement or the other Loan Documents, JPMorgan, in its capacity as Agent, shall be entitled to the benefits of Sections 13.3, 13.4 and 14.18 of the Credit Agreement as if such provisions were set forth in full herein mutatis mutandis.

SECTION 12. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except in accordance with Section 12.1 of the Credit Agreement.

SECTION 13. Integration; Effect of Modifications. This Amendment represents the entire agreement of Holdings, the Borrower, the other ProFrac Parties, the Agent and the Lenders party hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the

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rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as modified hereby and that this Amendment is a Loan Document.

SECTION 14. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVERS; PROCESS AGENTS. THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SECTION 14.3 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AS IF SUCH PROVISION WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS AND SHALL APPLY HERETO.

SECTION 15. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION 15 AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT.

SECTION 16. Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment, the Credit Agreement, or any instrument or agreement required hereunder.

SECTION 17. Counterparts. This Amendment may be executed in any number of counterparts, and by each party hereto in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic transmission (e.g., a “pdf”, “tif” or similar format by electronic mail) or any electronic signature complying with the U.S. Federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly

11

and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. The Agent may require that any such documents and signatures be confirmed by a manually-signed original thereof, provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or other electronic signature.

[Remainder of Page Intentionally Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

PROFRAC HOLDINGS, LLC,
as Holdings

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

PROFRAC HOLDINGS II, LLC,
as the Borrower

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

PF MANUFACTURING HOLDING, LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:

BEST PUMP AND FLOW, LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

BEST PFP, LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

PROFRAC MANUFACTURING, LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

FTS INTERNATIONAL MANUFACTURING, LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

AG PSC FUNDING LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

F3 FUEL, LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

PF SERVICES HOLDING, LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

PROFRAC SERVICES, LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

FTS INTERNATIONAL SERVICES, LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

PRODUCERS SERVICE HOLDINGS LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

PRODUCERS SERVICE COMPANY – WEST, LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

PRODUCERS SERVICE I, LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

PRODUCERS SERVICE COMPANY LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

REV ENERGY HOLDINGS, LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

REV ENERGY SERVICES, LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

U.S. WELL SERVICES HOLDINGS, LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

USWS HOLDINGS LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

U.S. WELL SERVICES, LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

USWS FLEET 10, LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

USWS FLEET 11, LLC,
as a Guarantor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

PF TECH HOLDING, LLC,
as a Guarantor

By:	/s/ Steven Scrogham
Name:	Steven Scrogham
Title:	Corporate Secretary

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

ALPINE SILICA, LLC,
as a Released Obligor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

ALPINE MONAHANS, LLC,
as a Released Obligor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

ALPINE MONAHANS II, LLC,
as a Released Obligor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

MONARCH SILICA, LLC,
as a Released Obligor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

PERFORMANCE PROPPANTS, LLC,
as a Released Obligor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

RED RIVER LAND HOLDINGS, LLC,
as a Released Obligor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

PERFORMANCE ROYALTY, LLC,
as a Released Obligor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

PERFORMANCE PROPPANTS INTERNATIONAL, LLC,
as a Released Obligor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

SUNNY POINT AGGREGATE, LLC,
as a Released Obligor

Name:	Lance Turner
Title:	Chief Financial Officer

ALPINE HOLDING, LLC,
as a Released Obligor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

ALPINE HOLDING II, LLC,
as a Released Obligor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

PF PROPPANT HOLDING, LLC,
as a Released Obligor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

ALPINE REAL ESTATE HOLDINGS, LLC,
as a Released Obligor

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

JPMORGAN CHASE BANK, N.A.,
as the Agent, Collateral Agent and a Lender

By:	/s/ Dalton Harris
Name:	Dalton Harris
Title:	Authorized Officer

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Tanner J. Pump
Name:	Tanner J. Pump
Title:	Senior Vice President

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ James G. Zamborsky
Name:	James G. Zamborsky
Title:	Vice President

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

WEBSTER BUSINESS CREDIT A DIVISION OF WEBSTER BANK, N.A.,
as a Lender

By:	/s/ Marc Postiglione
Name:	Marc Postiglione
Title:	Director

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]

BOKF, N.A., DBA BOK FINANCIAL,
as a Lender

By:	/s/ Mary Frances Bond
Name:	Mary Frances Bond
Title:	Vice President

[SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT – PROFRAC HOLDINGS II, LLC]